Class A: GSAMX Institutional: GSARX Service: GSASX Class IR: GTATX
Before you invest, you may want to review the Goldman Sachs Ultra-Short Duration Government Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 29, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Institutional	Service	Class IR

Maximum Sales Charge (Load) Imposed on Purchases	1.5%	None	None	None
(as a percentage of offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional	Service	Class IR

Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	None	None	None
Other Expenses	0.22%	0.13%	0.63%	0.22%
Service Fees	None	None	0.25%	None
Shareholder Administration Fees	None	None	0.25%	None
All Other Expenses	0.22%	0.13%	0.13%	0.22%

Total Annual Fund Operating Expenses	0.87%	0.53%	1.03%	0.62%
Expense Limitation[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Expense Limitation	0.83%	0.49%	0.99%	0.58%

[1]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.054% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional, Service, and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$233	$419	$621	$1,203

Institutional Shares	$50	$166	$292	$661

Service Shares	$101	$324	$565	$1,256

Class IR Shares	$59	$194	$342	$770

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 111% of the average value of its portfolio.

PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The fund’s target duration is 9 months plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates).
Goldman Sachs’ Fixed Income Investing Philosophy
Global fixed income markets are constantly evolving and are highly diverse — with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:
■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.
Derivatives Risk. The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Interest Rate Risk. When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Liquidity Risk. The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

3      SUMMARY PROSPECTUS — GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Mortgage-Backed and/or Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE
The bar chart below and the table to the right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional and Service shareholders and 800-526-7384 for all other shareholders.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less.
Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended				Since
December 31, 2009	1 Year	5 Years	10 Years	Inception

Class A (Inception 5/15/95)
Returns Before Taxes	2.32%	2.43%	3.03%	3.76%
Returns After Taxes on Distributions	1.34%	1.11%	1.55%	2.04%
Returns After Taxes on Distributions and Sale of Fund Shares	1.50%	1.30%	1.69%	2.15%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	4.02%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.26%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	4.19%

Institutional Shares (Inception 7/17/91)
Returns Before Taxes	4.31%	3.09%	3.58%	4.36%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	4.13%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.44%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	4.30%

Service Shares (Inception 3/27/97)
Returns Before Taxes	3.77%	2.58%	3.09%	3.41%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	3.79%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.04%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	3.96%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	4.10%	N/A	N/A	1.47%
Six-Month U.S. Treasury Bill Index	0.58%	N/A	N/A	2.12%
One-Year U.S. Treasury Note Index	0.80%	N/A	N/A	2.74%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	N/A	N/A	2.43%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4      SUMMARY PROSPECTUS — GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 1995; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2008.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR Shares. The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

SDFISUM210
00075339